Summary prospectus MARCH 1, 2015

TIAA-CREF Emerging Markets Debt Fund

of the TIAA-CREF Funds

Class Ticker: Retail TEDLX Retirement TEDTX Premier TEDPX Institutional TEDNX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfemd. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, as subsequently supplemented, and the sections of the Fund’s shareholder report dated October 31, 2014 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term total return, through income and capital appreciation, by investing primarily in a portfolio of emerging markets fixed-income investments.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.0%	2.0%	2.0%	2.0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses[1]	0.71%	0.87%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.51%	1.42%	1.32%	1.17%
Waivers and Expense Reimbursements[2]	(0.51)%	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.90%	0.80%	0.65%

1	Estimates for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 1.00% of average daily net assets for Retail Class shares; (ii) 0.90% of average daily net assets for Retirement Class shares; (iii) 0.80% of average daily net assets for Premier Class shares; and (iv) 0.65% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 29, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through February 29, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$102	$92	$82	$66
3 Years	$427	$398	$367	$320

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period between September 26, 2014 (inception

2     Summary Prospectus  ■  TIAA-CREF Emerging Markets Debt Fund

date) and October 31, 2014, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the Fund invests at least 80% of its assets in fixed-income securities of emerging market issuers or in instruments with economic characteristics similar to emerging market fixed-income securities. The Fund primarily invests in a broad range of sovereign, quasi-sovereign and corporate fixed-income securities rated B- or better but may also invest in fixed-income securities having a lower credit rating. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), performs its own credit analysis, paying particular attention to economic trends and other market events. Country and individual issuer allocations are then overweighted or underweighted relative to the Fund’s benchmark index, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“EMBI-GD Index”), when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. Fund holdings may be denominated in U.S. dollars or non-U.S. dollar currencies, including emerging market currencies. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. The Fund generally defines an “emerging market” as any of the countries or markets represented in the Fund’s benchmark index, the EMBI-GD Index, or any other country or market with similar emerging characteristics. The Fund is considered to be “non-diversified,” which means it may invest in fewer issuers than a “diversified” fund.

The Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different countries, currencies, sectors and maturities. Relative value trading is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

The Fund may purchase and sell futures, options, swaps and other fixed-income derivative instruments to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for

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the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Sovereign Debt Risk—The risk that the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates, among other possible reasons. To the extent the issuer or controlling governmental authority is unable or unwilling to repay principal or interest when due, the Fund may have limited recourse to compel payment in the event of default.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Non-Diversification Risk—The Fund is considered to be “non-diversified,” which means that it can invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular security may have a greater effect on

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the Fund’s return since it may represent a larger portion of the Fund’s total portfolio assets.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of bonds may not be able or willing to meet interest or principal payments when the bonds become due.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments declines in certain interest rate environments.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for their fair market value, if at all, or at any price.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

Performance information is not available for the Fund because the Fund has less than one calendar year of performance.

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For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Katherine Renfrew	Anupam Damani, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2014	since 2014

Purchase and sale of Fund shares

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries).

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is no minimum initial or subsequent investment for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions or exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and expenses” above.

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Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Printed on paper containing recycled fiber	A14406 (3/15)

A14406 (3/15)